UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2006

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Ampex Corporation (the “Company”) is filing this Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K filed with the Commission on March 13, 2006 (the “Form 8-K), for the sole purpose of correcting a typographical error in Item 8.01 of the Form 8-K. The Company will issue its preliminary unaudited year-end and fourth quarter 2005 earnings release to the press after the markets close on March 15, 2006, not March 25, 2006, as previously reported. The entire contents of the Form 8-K incorporating the correction is set forth below.

Item 8.01. Other Events.

On March 8, 2006, Ampex Corporation announced that it intends to issue its preliminary unaudited year-end and fourth quarter 2005 earnings release to the press after the markets close on Wednesday, March 15, 2006. The Company will also hold a conference call on March 15, 2006 to review its financial results. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Ampex Corporation dated March 8, 2006.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: March 14, 2006

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EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated March 8, 2006.

*	Filed herewith.

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